Filed Pursuant to Rule 497 (e)
Registration Statement No.: 333-14449

No.: 811-07599

Supplement dated December 20, 2007
to
Prospectus dated November 30, 2007
for
Domini Institutional Social Equity Fund®

The description regarding the socially responsible investment (“SRI”) team in the “Investment Manager” section of the prospectus on page 19 is deleted and replaced with the following:

Domini’s social and environmental research is provided by a team of analysts led by Steven Lydenberg. Mr. Lydenberg, CFA, has been the chief investment officer of Domini since 2003 and vice president of the Domini Funds since 1990. His responsibilities as chief investment officer include development and oversight of Domini’s social and environmental policies and standards and Domini’s community development impact gradient.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.